             TEARDROP GOLF COMPANY 1996 STOCK OPTION PLAN

              Incentive Stock Option Terms and Conditions
              -------------------------------------------

   1. PLAN INCORPORATED BY REFERENCE. THIS OPTION IS ISSUED PURSUANT TO THE TERMS OF THE PLAN AND MAY BE AMENDED AS PROVIDED IN THE PLAN. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED IN THIS CERTIFICATE HAVE THE MEANINGS GIVEN TO THEM IN THE PLAN. THIS CERTIFICATE DOES NOT SET FORTH ALL OF THE TERMS AND CONDITIONS OF THE PLAN, WHICH ARE INCORPORATED HEREIN BY REFERENCE.
 THE COMMITTEE ADMINISTERS THE PLAN AND ITS DETERMINATIONS REGARDING THE OPERATION OF THE PLAN ARE FINAL AND BINDING. COPIES OF THE PLAN MAY BE OBTAINED UPON WRITTEN REQUEST WITHOUT CHARGE FROM THE PRESIDENT OF THE COMPANY.

   2. OPTION PRICE. THE PRICE TO BE PAID FOR EACH SHARE OF COMMON STOCK ISSUED UPON EXERCISE OF THE WHOLE OR ANY PART OF THIS OPTION IS THE OPTION PRICE SET FORTH ON THE FACE OF THIS CERTIFICATE.

   3. EXERCISABILITY SCHEDULE. THIS OPTION MAY BE EXERCISED AT ANY TIME AND FROM TIME TO TIME FOR THE NUMBER OF SHARES AND IN ACCORDANCE WITH THE EXERCISABILITY SCHEDULE SET FORTH ON THE FACE OF THIS CERTIFICATE, BUT ONLY FOR THE PURCHASE OF WHOLE SHARES. THIS OPTION MAY NOT BE EXERCISED AS TO ANY SHARES AFTER THE EXPIRATION DATE.

   4. METHOD OF EXERCISE. TO EXERCISE THIS OPTION, THE OPTIONHOLDER SHALL DELIVER WRITTEN NOTICE OF EXERCISE TO THE PRESIDENT OF THE COMPANY SPECIFYING THE NUMBER OF SHARES WITH RESPECT TO WHICH THE OPTION IS BEING EXERCISED ACCOMPANIED BY PAYMENT OF THE OPTION PRICE FOR SUCH SHARES IN CASH, BY CERTIFIED CHECK OR IN SUCH OTHER FORM, INCLUDING SHARES OF COMMON STOCK OF THE COMPANY VALUED AT THEIR FAIR MARKET VALUE ON THE DATE OF DELIVERY, AS THE COMMITTEE MAY AT THE TIME OF EXERCISE APPROVE. PROMPTLY FOLLOWING SUCH NOTICE, THE COMPANY WILL DELIVER TO THE OPTIONEE A CERTIFICATE REPRESENTING THE NUMBER OF SHARES WITH RESPECT TO WHICH THE OPTION IS BEING EXERCISED.

   5. RIGHTS AS A STOCKHOLDER OR EMPLOYEE. THE OPTIONEE SHALL NOT HAVE ANY RIGHTS IN RESPECT OF SHARES AS TO WHICH THE OPTION SHALL NOT HAVE BEEN EXERCISED AND PAYMENT MADE AS PROVIDED ABOVE. THE OPTIONEE SHALL NOT HAVE ANY RIGHTS TO CONTINUED EMPLOYMENT BY THE COMPANY OR ANY SUBSIDIARY BY VIRTUE OF THE GRANT OF THIS OPTION.

   6. RECAPITALIZATION, MERGERS, ETC. AS PROVIDED IN THE PLAN, IN THE EVENT OF CERTAIN CORPORATE TRANSACTIONS AFFECTING THE COMPANY'S OUTSTANDING COMMON STOCK, THE COMMITTEE SHALL EQUITABLY ADJUST THE NUMBER AND KIND OF SHARES SUBJECT TO THIS OPTION AND THE EXERCISE PRICE HEREUNDER.

   7. OPTION NOT TRANSFERABLE. THIS OPTION IS NOT TRANSFERABLE BY THE OPTIONEE OTHERWISE THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION, AND IS EXERCISABLE, DURING THE OPTIONEE'S LIFETIME, ONLY BY OPTIONEE. ANY ATTEMPTED ASSIGNMENT,, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OTHER THAN IN ACCORDANCE WITH THE TERMS SET FORTH HEREIN AND IN THE PLAN SHALL BE VOID AND OF NO EFFECT.

   8. COMPLIANCE WITH SECURITIES LAWS. IT SHALL BE A CONDITION TO THE OPTIONEE'S RIGHT TO PURCHASE SHARES OF COMMON STOCK HEREUNDER THAT THE COMPANY MAY, IN ITS DISCRETION, REQUIRE (A) THAT THE SHARES OF COMMON STOCK RESERVED FOR ISSUE UPON THE EXERCISE OF THIS OPTION SHALL HAVE BEEN DULY LISTED, UPON OFFICIAL NOTICE OF ISSUANCE, UPON ANY NATIONAL SECURITIES EXCHANGE OR AUTOMATED QUOTATION SYSTEM ON WHICH THE COMPANY'S COMMON STOCK MAY THEN BE LISTED OR QUOTED, (B) THAT EITHER (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 WITH RESPECT TO THE SHARES SHALL BE IN EFFECT, OR (II) IN THE OPINION OF COUNSEL FOR THE COMPANY, THE PROPOSED PURCHASE SHALL BE EXEMPT FROM REGISTRATION UNDER THAT ACT AND THE OPTIONEE SHALL HAVE MADE SUCH UNDERTAKINGS AND AGREEMENTS WITH THE COMPANY AS THE COMPANY MAY REASONABLY REQUIRE, AND (C) THAT SUCH OTHER STEPS, IF ANY, AS COUNSEL FOR THE COMPANY SHALL CONSIDER NECESSARY TO COMPLY WITH ANY LAW APPLICABLE TO THE ISSUE OF SUCH SHARES BY THE COMPANY SHALL HAVE BEEN TAKEN BY THE COMPANY OR THE OPTIONEE, OR BOTH. THE CERTIFICATES REPRESENTING THE SHARES PURCHASED UNDER THIS OPTION MAY CONTAIN SUCH LEGENDS AS COUNSEL FOR THE COMPANY SHALL CONSIDER NECESSARY TO COMPLY WITH ANY APPLICABLE LAW.

   9. PAYMENT OF TAXES. THE OPTIONEE SHALL PAY TO THE COMPANY, OR MAKE PROVISION SATISFACTORY TO THE COMPANY FOR PAYMENT OF, ANY TAXES REQUIRED BY LAW TO BE WITHHELD WITH RESPECT TO THE EXERCISE OF THIS OPTION. THE COMMITTEE MAY, IN ITS DISCRETION, REQUIRE ANY OTHER FEDERAL OR STATE TAXES IMPOSED ON THE SALE OF THE SHARES TO BE PAID BY THE OPTIONEE. IN THE COMMITTEE'S DISCRETION, SUCH TAX OBLIGATIONS MAY BE PAID IN WHOLE OR IN PART IN SHARES OF COMMON STOCK, INCLUDING SHARES RETAINED FROM THE EXERCISE OF THIS OPTION, VALUED AT THEIR FAIR MARKET VALUE ON THE DATE OF DELIVERY. THE COMPANY AND ITS SUBSIDIARIES MAY, TO THE EXTENT PERMITTED BY LAW, DEDUCT ANY SUCH TAX OBLIGATIONS FROM ANY PAYMENT OF ANY KIND OTHERWISE DUE TO THE OPTIONEE.

1996 ISO -/ /---------                / /---------Shares
                                        -
                                       -------------

                       TEARDROP GOLF COMPANY

                      1996 STOCK OPTION PLAN

                INCENTIVE STOCK OPTION CERTIFICATE

   TearDrop Golf Company (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $0.01 per share, of the Company (the "Option") under and subject to the Company's 1996 Stock Option Plan (the "Plan") exercisable on the following terms and conditions and those set forth in connection with this certificate:

   Name of Optionee:/ /
                    -----------------------------------------------
            Address:/ /
                    -----------------------------------------------
Social Security No.:/ /
                    -----------------------------------------------
   Number of Shares:/ /
                    -----------------------------------------------
       Option Price:/ /
                    -----------------------------------------------
      Date of Grant:/ /
                    -----------------------------------------------

                            EXERCISABILITY SCHEDULE

                                               EXERCISE PERIOD
                                               ---------------
NUMBER OF SHARES SUBJECT TO OPTION        COMMENCEMENT        EXPIRATION DATE
----------------------------------            DATE            ---------------
                                          -------------
/ /-----------                            / /------           / /-------

/ /-----------                            / /------           / /-------

/ /-----------                            / /------           / /-------

/ /-----------                            / /------           / /-------

Special Provisions Regarding Rights
if Optionee Ceases to be an Employee:     / /------           / /-------

   Although this Option is intended to be treated as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company does not and cannot guaranty or warranty that the Option will be so treated. Certain acts of the Optionee such as disposing of the Stock issued pursuant to this Option prior to the expiration of the holding periods required under Code Section 422 will prevent this Option from being treated as an Incentive Stock Option.

   By acceptance of this Option, the Optionee agrees to the terms and conditions hereof.

                                          TEARDROP GOLF COMPANY

Dated: / /------                        By:
                                           Rudy A. Slucker, President
                                           and Chief Executive Officer

ACCEPTED:



[Optionee]

               TEARDROP GOLF COMPANY 1996 STOCK OPTION PLAN

               NONSTATUTORY STOCK OPTION TERMS AND CONDITIONS

   1. PLAN INCORPORATED BY REFERENCE. THIS OPTION IS ISSUED PURSUANT TO THE TERMS OF THE PLAN AND MAY BE AMENDED AS PROVIDED IN THE PLAN. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED IN THIS CERTIFICATE HAVE THE MEANINGS GIVEN TO THEM IN THE PLAN. THIS CERTIFICATE DOES NOT SET FORTH ALL OF THE TERMS AND CONDITIONS OF THE PLAN, WHICH ARE INCORPORATED HEREIN BY REFERENCE.
 THE COMMITTEE ADMINISTERS THE PLAN AND ITS DETERMINATIONS REGARDING THE OPERATION OF THE PLAN ARE FINAL AND BINDING. COPIES OF THE PLAN MAY BE OBTAINED UPON WRITTEN REQUEST WITHOUT CHARGE FROM THE PRESIDENT OF THE COMPANY.

   2. OPTION PRICE. THE PRICE TO BE PAID FOR EACH SHARE OF COMMON STOCK ISSUED UPON EXERCISE OF THE WHOLE OR ANY PART OF THIS OPTION IS THE OPTION PRICE SET FORTH ON THE FACE OF THIS CERTIFICATE.

   3. EXERCISABILITY SCHEDULE. THIS OPTION MAY BE EXERCISED AT ANY TIME AND FROM TIME TO TIME FOR THE NUMBER OF SHARES AND IN ACCORDANCE WITH THE EXERCISABILITY SCHEDULE SET FORTH ON THE FACE OF THIS CERTIFICATE, BUT ONLY FOR THE PURCHASE OF WHOLE SHARES. THIS OPTION MAY NOT BE EXERCISED AS TO ANY SHARES AFTER THE EXPIRATION DATE.

   4. METHOD OF EXERCISE. TO EXERCISE THIS OPTION, THE OPTIONHOLDER SHALL DELIVER WRITTEN NOTICE OF EXERCISE TO THE PRESIDENT OF THE COMPANY SPECIFYING THE NUMBER OF SHARES WITH RESPECT TO WHICH THE OPTION IS BEING EXERCISED ACCOMPANIED BY PAYMENT OF THE OPTION PRICE FOR SUCH SHARES IN CASH, BY CERTIFIED CHECK OR IN SUCH OTHER FORM, INCLUDING SHARES OF COMMON STOCK OF THE COMPANY VALUED AT THEIR FAIR MARKET VALUE ON THE DATE OF DELIVERY, AS THE COMMITTEE MAY AT THE TIME OF EXERCISE APPROVE. PROMPTLY FOLLOWING SUCH NOTICE, THE COMPANY WILL DELIVER TO THE OPTIONEE A CERTIFICATE REPRESENTING THE NUMBER OF SHARES WITH RESPECT TO WHICH THE OPTION IS BEING EXERCISED.

  5. RIGHTS AS A STOCKHOLDER OR EMPLOYEE. THE OPTIONEE SHALL NOT HAVE ANY RIGHTS IN RESPECT OF SHARES AS TO WHICH THE OPTION SHALL NOT HAVE BEEN EXERCISED AND PAYMENT MADE AS PROVIDED ABOVE. THE OPTIONEE SHALL NOT HAVE ANY RIGHTS TO CONTINUED EMPLOYMENT BY THE COMPANY OR ANY SUBSIDIARY BY VIRTUE OF THE GRANT OF THIS OPTION.

   6. RECAPITALIZATION, MERGERS, ETC. AS PROVIDED IN THE PLAN, IN THE EVENT OF CERTAIN CORPORATE TRANSACTIONS AFFECTING THE COMPANY'S OUTSTANDING COMMON STOCK, THE COMMITTEE SHALL EQUITABLY ADJUST THE NUMBER AND KIND OF SHARES SUBJECT TO THIS OPTION AND THE EXERCISE PRICE HEREUNDER.

   7. OPTION NOT TRANSFERABLE. THIS OPTION IS NOT TRANSFERABLE BY THE OPTIONEE OTHERWISE THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION OR PURSUANT TO A "QUALIFIED DOMESTIC RELATIONS ORDER" AS DEFINED IN THE CODE AND IS EXERCISABLE, DURING THE OPTIONEE'S LIFETIME, ONLY BY OPTIONEE. ANY ATTEMPTED ASSIGNMENT,, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OTHER THAN IN ACCORDANCE WITH THE TERMS SET FORTH HEREIN AND IN THE PLAN SHALL BE VOID AND OF NO EFFECT.

  8. COMPLIANCE WITH SECURITIES LAWS. IT SHALL BE A CONDITION TO THE OPTIONEE'S RIGHT TO PURCHASE SHARES OF COMMON STOCK HEREUNDER THAT THE COMPANY MAY, IN ITS DISCRETION, REQUIRE (A) THAT THE SHARES OF COMMON STOCK RESERVED FOR ISSUE UPON THE EXERCISE OF THIS OPTION SHALL HAVE BEEN DULY LISTED, UPON OFFICIAL NOTICE OF ISSUANCE, UPON ANY NATIONAL SECURITIES EXCHANGE OR AUTOMATED QUOTATION SYSTEM ON WHICH THE COMPANY'S COMMON STOCK MAY THEN BE LISTED OR QUOTED, (B) THAT EITHER (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 WITH RESPECT TO THE SHARES SHALL BE IN EFFECT, OR (II) IN THE OPINION OF COUNSEL FOR THE COMPANY, THE PROPOSED PURCHASE SHALL BE EXEMPT FROM REGISTRATION UNDER THAT ACT AND THE OPTIONEE SHALL HAVE MADE SUCH UNDERTAKINGS AND AGREEMENTS WITH THE COMPANY AS THE COMPANY MAY REASONABLY REQUIRE, AND (C) THAT SUCH OTHER STEPS, IF ANY, AS COUNSEL FOR THE COMPANY SHALL CONSIDER NECESSARY TO COMPLY WITH ANY LAW APPLICABLE TO THE ISSUE OF SUCH SHARES BY THE COMPANY SHALL HAVE BEEN TAKEN BY THE COMPANY OR THE OPTIONEE, OR BOTH. THE CERTIFICATES REPRESENTING THE SHARES PURCHASED UNDER THIS OPTION MAY CONTAIN SUCH LEGENDS AS COUNSEL FOR THE COMPANY SHALL CONSIDER NECESSARY TO COMPLY WITH ANY APPLICABLE LAW.

   9. PAYMENT OF TAXES. THE OPTIONEE SHALL PAY TO THE COMPANY, OR MAKE PROVISION SATISFACTORY TO THE COMPANY FOR PAYMENT OF, ANY TAXES REQUIRED BY LAW TO BE WITHHELD WITH RESPECT TO THE EXERCISE OF THIS OPTION. THE COMMITTEE MAY, IN ITS DISCRETION, REQUIRE ANY OTHER FEDERAL OR STATE TAXES IMPOSED ON THE SALE OF THE SHARES TO BE PAID BY THE OPTIONEE. IN THE COMMITTEE'S DISCRETION, SUCH TAX OBLIGATIONS MAY BE PAID IN WHOLE OR IN PART IN SHARES OF COMMON STOCK, INCLUDING SHARES RETAINED FROM THE EXERCISE OF THIS OPTION, VALUED AT THEIR FAIR MARKET VALUE ON THE DATE OF DELIVERY. THE COMPANY AND ITS SUBSIDIARIES MAY, TO THE EXTENT PERMITTED BY LAW, DEDUCT ANY SUCH TAX OBLIGATIONS FROM ANY PAYMENT OF ANY KIND OTHERWISE DUE TO THE OPTIONEE.

1996 NSO - / /------                             / /----- Shares
                                                 ---------

                        TEARDROP GOLF COMPANY

                       1996 STOCK OPTION PLAN
                  NONSTATUTORY STOCK OPTION CERTIFICATE


   TearDrop Golf Company (the "Company"), a Delaware Corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $ .01 per share, of the Company (the "Option") under and subject to the Company's 1996 Stock Option Plan (the "Plan") exercisable on the following terms and conditions and those set forth in connection with this certificate:

  Name of Optionee:/ /------
                   ---------------------------------------------
           Address:/ /------
                   ---------------------------------------------

Social Security No:/ /------
                   ---------------------------------------------
  Number of Shares:/ /------
                   ---------------------------------------------
      Option Price:/ /------
                   ---------------------------------------------
     Date of Grant:/ /------
                   ---------------------------------------------

                        Exercisability Schedule
                                               Exercise Period
Number of Shares Subject to Option      Commencement      Expiration Date
----------------------------------          Date          ---------------
                                        ------------
/ /-------                               / /-----         / /-----
                                         --------         --------
/ /-------                               / /-----         / /-----
                                         --------         --------
/ /-------                               / /-----         / /-----
                                         --------         --------
/ /-------                               / /-----         / /-----
                                         --------         --------
Special Provisions Regarding Rights
if Optionee Ceases to be an Employee:    / /-----         / /-----
                                         --------         --------

   The Option shall not be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

   By acceptance of this Option, the Optionee agrees to the terms and conditions hereof.

                                       TEARDROP GOLF COMPANY


Dated:/ /-----                       By:

                                       Rudy A. Slucker, President
                                       and Chief Executive Officer


ACCEPTED:



[Optionee]